Supplement dated March 22, 2016
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Active Portfolios® Multi-Manager Core Plus Bond Fund	1/1/2016
On March 9, 2016, the Fund's Board of Trustees approved certain changes to the Fund's name and subadvisers. Effective on or about April 11, 2016 (the First Effective Date), Loomis, Sayles & Company, L.P. (Loomis Sayles) assumes day-to-day management of a portion of the Fund's portfolio.  Additionally, on the First Effective Date the Fund’s name is changed to Active Portfolios® Multi-Manager Total Return Bond Fund. Accordingly, on such date, all references to Active Portfolios® Multi-Manager Core Plus Bond Fund are hereby deleted and replaced with Active Portfolios® Multi-Manager Total Return Bond Fund.
Effective on or about May 16, 2016 (the Second Effective Date), Federated Investment Management Company (Federated) no longer serves as a subadviser to the Fund and PGIM, Inc., the asset management arm of Prudential Financial (Prudential) assumes day-to-day management of a portion of the Fund's portfolio.   Accordingly, on the Second Effective Date, all references to Federated are hereby deleted.
Additionally, the changes described in this Supplement are hereby made to the Fund’s prospectus.
On the First Effective Date, the information under the subsection "Principal Investment Strategies" in the "Summary of the Fund" section of the prospectus is hereby superseded and replaced with the following:
The Fund pursues its investment objective by allocating the Fund's assets among different asset managers that use various investment styles to invest in bonds and other debt instruments. The Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), and investment subadvisers (Subadvisers) each provide day-to-day portfolio management for a portion of the Fund's assets, or sleeve of the Fund. Columbia Management and the Subadvisers employ investment styles and processes that, in the aggregate, are intended to complement the strategies of one another in pursuit of the Fund's investment objective.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities, including debt instruments issued by the U.S. Government, its agencies, instrumentalities or sponsored corporations, debt securities issued by corporations, mortgage- and other asset-backed securities, dollar-denominated securities issued by foreign governments, companies or other entities, bank loans and other obligations. The Fund invests at least 60% of its net assets in debt securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated securities determined to be of comparable quality. The Fund may invest up to 20% of its net assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield investments” or “junk bonds”). The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity or duration at the Fund level.
Up to 25% of the Fund's net assets may be invested in foreign investments, which may include investments in non-U.S. dollar denominated securities, as well as investments in emerging markets securities. In connection with its strategy relating to foreign investments, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.
The Fund may invest in derivatives, including forward contracts (including forward foreign currency contracts), futures contracts (including index futures, interest rate futures and other bond futures), inverse variable- or floating-rate obligations (commonly referred to as inverse floaters), options (including options on futures contracts), and swaps (including credit default swaps, credit default swap indexes and interest rate swaps). The Fund may use derivatives in an effort to produce incremental earnings, to hedge existing positions, to increase market or credit exposure and investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency or other asset), to manage credit and interest rate exposure, and/or to manage duration and yield curve of the Fund or a sleeve of the Fund.
The Fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities. The Fund may also invest in exchange-traded funds (ETFs).
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The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended (the 1933 Act), subject to liquidity and other regulatory restrictions.
The Fund may also hold/invest in cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments, including for the purpose of covering its obligations with respect to, or that may result from, the Fund’s investments in derivatives.
Each sleeve manager’s investment strategy may involve the frequent trading of portfolio securities.
On the First Effective Date, the information under the subsection "Principal Risks" in the "Summary of the Fund" section of the prospectus is hereby revised to add Loan Interests Risk, Quantitative Model Risk and Sovereign Debt Risk as follows, and Active Management Risk is superseded and replaced with the following:
Active Management Risk. While security selection is driven by fundamental concepts, a quantitative process is used to construct the portfolio. Additionally, a qualitative review of the quantitative output is conducted by the portfolio managers. Therefore, the Fund’s performance will reflect, in part, the ability of the portfolio managers to make active, qualitative decisions, including allocation decisions that seek to achieve the Fund’s investment objective.
Loan Interests Risk. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and typically have extended settlement periods (greater than 7 days). Extended settlement periods during significant Fund redemption activity could potentially cause short-term liquidity demands within the Fund. In seeking to meet liquidity demands, the Fund could be forced to sell investments at unfavorable prices, or borrow money or effect short settlements when possible (at a cost to the Fund), in an effort to generate sufficient cash to pay redeeming shareholders. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. The Fund’s actions in this regard may not be successful. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan, and the Fund, to enforce its rights in the event of a default, bankruptcy or similar situation, may need to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower. In the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

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On the First Effective Date, the information under the subsection "Fund Management” in the "Summary of the Fund" section of the prospectus is hereby revised to add the following:
Subadviser: Loomis, Sayles & Company, L.P. (Loomis Sayles)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Harms	Vice President of Loomis Sayles	Co-manager	April 2016
Clifton Rowe, CFA	Vice President of Loomis Sayles	Co-manager	April 2016
Kurt Wagner, CFA, CIC	Vice President of Loomis Sayles	Co-manager	April 2016
On the Second Effective Date, the caption "Subadviser: Federated Investment Management Company" and the portfolio managers listed beneath it, under the subsection "Fund Management” in the "Summary of the Fund" section of the prospectus is hereby superseded and replaced with the following:
Subadviser: PGIM, Inc. (Prudential)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michael Collins, CFA	Managing Director and Senior Investment Officer for Prudential Fixed Income	Co-manager	May 2016
Robert Tipp, CFA	Managing Director, Chief Investment Strategist and Head of Global Bonds for Prudential Fixed Income	Co-manager	May 2016
Richard Piccirillo	Principal and Senior Portfolio Manager for Prudential Fixed Income	Co-manager	May 2016
Gregory Peters	Managing Director and Senior Investment Officer of Prudential Fixed Income	Co-manager	May 2016
The rest of the section remains the same.
On the First Effective Date, the information under the subsection “Principal Investment Strategies” in the "More Information About the Fund" section of the prospectus is hereby superseded and replaced with the following.
The Fund pursues its investment objective by allocating the Fund's assets among different asset managers that use various investment styles to invest in bonds and other debt instruments. The Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), and investment subadvisers (Subadvisers) each provide day-to-day portfolio management for a portion of the Fund's assets, or sleeve of the Fund. Columbia Management and the Subadvisers employ investment styles and processes that, in the aggregate, are intended to complement the strategies of one another in pursuit of the Fund's investment objective.
Columbia Management is responsible for providing day-to-day portfolio management of a sleeve of the Fund and is also responsible for oversight of the Fund's Subadvisers. The Subadvisers are Federated Investment Management Company (Federated), Loomis, Sayles & Company, L.P. (Loomis Sayles) and TCW Investment Management Company (TCW). Columbia Management, subject to the oversight of the Fund's Board of Trustees, determines the allocation of the Fund's assets to each sleeve, and may change these allocations at any time. Columbia Management and the Subadvisers act independently of one another and use their own methodologies for selecting investments.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities, including debt instruments issued by the U.S. Government, its agencies, instrumentalities or sponsored corporations, debt securities issued by corporations, mortgage- and other asset-backed securities, dollar-denominated securities issued by foreign governments, companies or other entities, bank loans and other obligations. The Fund invests at least 60% of its net assets in debt securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated securities determined to be of comparable quality. The Fund may invest up to 20% of its net assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield investments” or “junk bonds”).
The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity or duration at the Fund level. The Fund’s dollar-weighted average maturity and duration will vary over time depending on expectations for market and economic conditions. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk. Duration measures the sensitivity of bond prices to changes in interest

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rates. The longer the duration of a bond, the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.
Up to 25% of the Fund's net assets may be invested in foreign investments, which may include investments in non-U.S. dollar denominated securities, as well as investments in emerging markets securities. In connection with its strategy relating to foreign investments, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.
The Fund may invest in derivatives, including forward contracts (including forward foreign currency contracts), futures contracts (including index futures, interest rate futures and other bond futures), inverse variable- or floating-rate obligations (commonly referred to as inverse floaters), options (including options on futures contracts), and swaps (including credit default swaps, credit default swap indexes and interest rate swaps). The Fund may use derivatives in an effort to produce incremental earnings, to hedge existing positions, to increase market or credit exposure and investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency or other asset), to manage credit and interest rate exposure, and/or to manage duration and yield curve of the Fund or a sleeve of the Fund.
The Fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities. The Fund may also invest in exchange-traded funds (ETFs).
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended (the 1933 Act), subject to liquidity and other regulatory restrictions.
The Fund may also hold/invest in cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments, including for the purpose of covering its obligations with respect to, or that may result from, the Fund’s investments in derivatives.
Each sleeve manager’s investment strategy may involve the frequent trading of portfolio securities.
Columbia Management Sleeve
Columbia Management evaluates a number of factors in identifying investment opportunities and constructing its sleeve of the Fund. The selection of debt obligations is the primary decision in building the investment portfolio.
Columbia Management evaluates a security based on its potential to generate income and/or capital appreciation. Columbia Management considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.
Columbia Management also considers local, national and global economic conditions, market conditions, interest rate movements and other relevant factors to allocate sleeve assets among issuers, securities, industry sectors and maturities.
Columbia Management may sell a security if it believes that there is deterioration in the issuer's financial circumstances, or that other investments are more attractive; if there is deterioration in a security's credit rating; or for other reasons.
Columbia Management is also responsible for managing cash flows into and out of the Fund resulting from the purchase and redemption of Fund shares. For this purpose, Columbia Management may invest in the instruments described above as well as in affiliated or unaffiliated money market funds.
Federated Sleeve
Federated seeks to enhance the performance of its sleeve by allocating relatively more assets to a fixed-income sector that Federated expects to offer the best balance between total return and risk and thus offer the greatest potential for return.
Federated utilizes a four-part decision making process. First, Federated lengthens or shortens portfolio duration from time to time based on its interest rate outlook. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates. Second, Federated strategically positions

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sleeve assets based on its expectations for changes in the relative yield of similar securities with different maturities (frequently referred to as a “yield curve”). Federated tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates. Third, Federated pursues relative value opportunities within the sectors in which the Fund may invest. Finally, Federated selects individual securities within each sector that it believes may outperform a sector-specific benchmark. For example, Federated employs fundamental analysis in an effort to identify those corporate debt securities with the most potential upside within specific credit quality constraints. Similarly, with respect to mortgage-backed securities, Federated utilizes quantitative models to analyze specific characteristics of the underlying mortgage pool and find those securities in the sector it believes are most attractive.
This four-part investment process is designed to capture the depth of experience and focus of each of Federated's fixed-income sector teams — government, corporate, mortgage-backed, asset-backed, high-yield and international.
Federated may seek to hedge investment returns from securities denominated in foreign currencies. A currency hedge is a transaction intended to remove the influence of currency fluctuations on investment returns.
Federated typically sells securities for one of two reasons: first and foremost, for credit concerns — if Federated believes that the credit will deteriorate more than anticipated by the market; and second, for valuation reasons — if the yield moves inside of other comparable industry issuers and thus represents a lesser risk/reward profile on a total return basis. Federated does not employ or set strict quantitative sell disciplines.
Loomis Sayles Sleeve
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles also considers how purchasing or selling a bond could impact the sleeve’s overall risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).
Three themes typically drive Loomis Sayles’ investment approach. First, Loomis Sayles generally seeks fixed-income securities from across the different sectors of the U.S. investment grade bond market with yields that appear attractive based on the fundamentals of the issuer and the issue, such as credit quality, maturity, covenant features, and prepayment risk. Loomis Sayles’ research team utilizes fundamental and quantitative analysis in its investment process and produces internally generated ratings on issuers worldwide. This broad coverage is an important component of the investment approach. Second, Loomis Sayles is, within the portion of Fund assets allocated to it, mindful of broad exposure across issuers, industries, and sectors of the U.S. investment grade bond market. Third, Loomis Sayles analyzes the fundamentals of different sectors of the market and differences in their yields in an effort to emphasize those sectors of the market that it believes may produce attractive returns relative to their risk.
TCW Sleeve
With respect to its sleeve, TCW seeks to enhance the Fund's performance through the measured and diversified application of five fixed income management strategies: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution. TCW's investment philosophy is predicated on a long-term economic outlook, and investments are characterized by diversification among the sectors of the fixed income marketplace. In seeking to identify undervalued securities, TCW focuses on such investment metrics as current yield, potential for price appreciation, position in capital structure relative to other creditors, yield to maturity, rating, duration, and liquidity. The most important facet of TCW's portfolio construction process is the application of independent, bottom-up research in an effort to identify securities that are undervalued and that offer a superior risk/return profile. TCW seeks to control risk through a variety of techniques including diversification, duration constraints, and quantitative scenario analysis. Under normal market conditions, TCW seeks to construct for its sleeve an investment portfolio with a weighted average effective duration of no more than eight years.
TCW may sell portfolio securities when it determines to take advantage of a better investment opportunity because TCW believes that its current portfolio securities within its sleeve no longer represent relatively attractive investment opportunities.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days’ notice of any change to the Fund’s investment objective made to comply with the SEC rule governing investment company names.

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On the Second Effective Date, the first two paragraphs under the subsection "Principal Investment Strategies" in the "More Information About the Fund" section of the prospectus are hereby superseded and replaced with the following:
The Fund pursues its investment objective by allocating the Fund's assets among different asset managers that use various investment styles to invest in bonds and other debt instruments. The Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), and investment subadvisers (Subadvisers) each provide day-to-day portfolio management for a portion of the Fund's assets, or sleeve of the Fund. Columbia Management and the Subadvisers employ investment styles and processes that, in the aggregate, are intended to complement the strategies of one another in pursuit of the Fund's investment objective.
Columbia Management is responsible for providing day-to-day portfolio management of a sleeve of the Fund and is also responsible for oversight of the Fund's Subadvisers. The Subadvisers are Loomis, Sayles & Company, L.P. (Loomis Sayles), PGIM, Inc., the asset management arm of Prudential Financial (Prudential) and TCW Investment Management Company (TCW). Columbia Management, subject to the oversight of the Fund's Board of Trustees, determines the allocation of the Fund's assets to each sleeve, and may change these allocations at any time. Columbia Management and the Subadvisers act independently of one another and use their own methodologies for selecting investments.
On the Second Effective Date, the caption "Federated Sleeve" and the information beneath it, under the subsection "Principal Investment Strategies" in the "More Information About the Fund" section of the prospectus is hereby superseded and replaced with the following:
Prudential Sleeve
With respect to its sleeve, Prudential invests in fixed-income securities across different sectors of the fixed-income securities markets. Prudential has a team of fixed-income professionals, including credit analysts and traders, with experience in many sectors of the U.S. and foreign fixed-income securities markets. Prudential utilizes an investment process that emphasizes active sector allocation and bottom-up research based sub-sector and security selection. These strategies are combined with active duration, yield curve and currency management. Risk budgeting is also a key aspect of the investment approach.
On the First Effective Date, the information under the subsection "Principal Risks" in the "More Information About the Fund" section of the prospectus is hereby revised to add Loan Interests Risk, Quantitative Model Risk and Sovereign Debt Risk as follows, and Active Management Risk is superseded and replaced with the following:
Active Management Risk. While security selection is driven by fundamental concepts, a quantitative process is used to construct the portfolio. Additionally, a qualitative review of the quantitative output is conducted by the portfolio managers. Therefore, the Fund’s performance will reflect, in part, the ability of the portfolio managers to make active, qualitative decisions, including allocation decisions that seek to achieve the Fund’s investment objective.
Loan Interests Risk. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and typically have extended settlement periods (greater than 7 days), which expose the Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles. Extended settlement periods during significant Fund redemption activity could potentially cause short-term liquidity demands within the Fund. In seeking to meet liquidity demands, the Fund could be forced to sell investments at unfavorable prices, or borrow money or effect short settlements when possible (at a cost to the Fund), in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s actions in this regard may not be successful. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan, including the Fund. Such actions may include invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any

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such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower. In the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders. The remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. From time to time, disagreements may arise amongst the holders of loans and debt in the capital structure of an issuer, which may give rise to litigation risks, including the risk that a court could take action adverse to the holders of the loan, which could negatively impact the Fund’s performance.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may also be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.
Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. It is not possible or practicable for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions. Quantitative managers will use their discretion to determine what data to gather with respect to an investment strategy and what data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions. Shareholders should be aware that there is no guarantee that a quantitative manager will use any specific data or type of data in making trading decisions on behalf of the Fund, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Fund will be the most accurate data available or free from errors. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders. Sovereign debt risk is increased for emerging market issuers.
On the First Effective Date, the information under the subsection "Primary Service Providers - The Investment Manager" in the "More Information About the Fund" section of the prospectus is revised to add the following to the end of the fifth paragraph:
A discussion regarding the basis for the Board approving the adoption of the investment subadvisory agreements with Loomis Sayles and Prudential will be available in the Fund’s annual report to shareholders for the fiscal year ending August 31, 2016.

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The date the Subadvisers began serving the Fund is set forth under Subadvisers below. Any performance of the Fund prior to the date the Subadvisers began serving was achieved by one or more different subadvisers (as well as the Investment Manager). Similarly, the portfolio turnover rate for periods prior to the Subadvisers’ management of the Fund was the result of management by one or more different subadvisers (as well as the Investment Manager). A change in subadvisers may result in increased portfolio turnover.
On the First Effective Date, the information under the subsection "Primary Service Providers - Subadvisers" in the "More Information about the Fund" section of the prospectus is hereby revised to add the following:
Loomis Sayles, which has served as Subadviser to the Fund since April 2016, is located at One Financial Center, Boston, MA 02111. Loomis Sayles, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. Loomis Sayles is a subsidiary of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States.
 On the Second Effective Date, the first paragraph in the subsection "Primary Service Providers - Subadvisers" in the "More Information about the Fund" section of the prospectus is hereby superseded and replaced with the following:
Prudential, which has served as Subadviser to the Fund since May 2016, is located at 655 Broad Street, Newark, New Jersey 07102. Prudential, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. Prudential was organized in 1984 and provides a variety of trust, investment management and investment advisory services.
On the First Effective Date, the information under the subsection "Primary Service Providers - Portfolio Managers" in the "More Information about the Fund" section of the prospectus is hereby revised to add the following:
Subadviser: Loomis, Sayles & Company, L.P. (Loomis Sayles)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Harms	Vice President of Loomis Sayles	Co-manager	April 2016
Clifton Rowe, CFA	Vice President of Loomis Sayles	Co-manager	April 2016
Kurt Wagner, CFA, CIC	Vice President of Loomis Sayles	Co-manager	April 2016
Mr. Harms joined Loomis Sayles in 2010. Mr. Harms began his investment career in 1981 and earned a B.S.B.A. from Villanova University and an M.B.A. from Drexel University.
Mr. Rowe joined Loomis Sayles in 1992. Mr. Rowe began his investment career in 1992 and earned a B.B.A. from James Madison University and an M.B.A. from the University of Chicago.
Mr. Wagner joined Loomis Sayles in 1994. Mr. Wagner began his investment career in 1979 and earned a B.A. from Haverford College and an M.B.A. from the University of Chicago.
On the Second Effective Date, the caption "Subadviser: Federated Investment Management Company" and the portfolio managers listed beneath it, under the subsection "Primary Service Providers - Portfolio Managers" in the "More Information about the Fund" section of the prospectus is hereby superseded and replaced with the following:
Subadviser: PGIM, Inc. (Prudential)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michael Collins, CFA	Managing Director and Senior Investment Officer for Prudential Fixed Income	Co-manager	May 2016
Robert Tipp, CFA	Managing Director, Chief Investment Strategist and Head of Global Bonds for Prudential Fixed Income	Co-manager	May 2016
Richard Piccirillo	Principal and Senior Portfolio Manager for Prudential Fixed Income	Co-manager	May 2016
Gregory Peters	Managing Director and Senior Investment Officer of Prudential Fixed Income	Co-manager	May 2016
Mr. Collins joined Prudential in 1986. Mr. Collins began his investment career in 1986 and earned a B.S. from the State University of New York at Binghamton and an M.B.A. in Finance from New York University.

SUP101_08_002_(03/16)

Mr. Tipp joined Prudential in 1991. Mr. Tipp began his investment career in 1984 and earned a B.S. and an M.B.A. from the University of California, Berkeley.
Mr. Piccirillo joined Prudential in 1993. Mr. Piccirillo began his investment career in 1991 and earned a B.B.A. from George Washington University and an M.B.A. in Finance and International Business from New York University.
Mr. Peters joined Prudential in 2014. Prior to joining Prudential, Mr. Peters was the Chief Global Cross Asset Strategist and Global Director of Fixed Income & Economic Research at Morgan Stanley. Mr. Peters began his investment career in 1994 and earned a B.A. from The College of New Jersey and an M.B.A. from Fordham University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

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